EXHIBIT 21

                      SUBSIDIARIES OF HOMESERVICES.COM INC.

       COMPANY NAME                           STATE OR OTHER JURISDICTION OF
                                               INCORPORATION OR ORGANIZATION

Arizona Home Services, LLC                             Arizona
CBS Brokerage Systems, Inc.                            Nebraska
CBS HOME Real Estate Company                           Nebraska
Cendant Home Funding - Nebraska LLC                    Delaware
Champion Realty, Inc.                                  Maryland
Chancellor Mortgage Services, Inc.                     Maryland
Chancellor Title Services, Inc.                        Maryland
Edina Corporate Services, Inc.                         Minnesota
Edina Financial Services, Inc.                         Minnesota
Edina Realty Foundation                                Minnesota
Edina Realty, Inc.                                     Minnesota
Edina Realty Insurance Agency, Inc.                    Minnesota
Edina Realty Mortgage, Inc.                            Minnesota
Edina Realty Mortgage, LLC                             Delaware
Edina Realty of Wisconsin, Inc.                        Wisconsin
Edina Realty Title, Inc.                               Minnesota
First Realty, Ltd.                                     Iowa
IMO Co., Inc.                                          Missouri
Iowa Realty Co., Inc.                                  Iowa
Iowa Realty Insurance Agency, Inc.                     Iowa
Iowa Title Company                                     Iowa
J.C. Nichols Alliance, Inc.                            Kansas
J.C. Nichols Residential, Inc.                         Iowa
J.C. Nichols Residential Peculiar, LLC                 Missouri
Kansas City Title Services LLC                         Missouri
Leasing Associates, Inc.                               Nebraska
MidAmerican Commercial Real Estate Services, Inc.      Kansas
MidAmerican Home Services Mortgage, LLC                Delaware
Midland Escrow Services, Inc.                          Iowa
MRSCT, Inc.                                            Kentucky
Nebraska Land Title and Abstract Co.                   Nebraska
Paul Semonin Company                                   Kentucky
Plaza Financial Services, L.L.C.                       Kansas
Plaza Mortgage Services, L.L.C.                        Kansas
Professional Referral Organization Inc.                Maryland
Real Estate Referral Network, Inc.                     Nebraska
RHL Referral Company, LLC                              Arizona
Roy H. Long Realty Co., Inc.                           Arizona
Select Relocation Services, Inc.                       Nebraska
Semonin Mortgage Services, Inc.                        Kentucky
The Referral Co.                                       Iowa